Filed pursuant to Rule 497(e)
Securities Act File No. 33-84762
WILMINGTON LARGE-CAP CORE FUND
WILMINGTON LARGE-CAP GROWTH FUND
WILMINGTON LARGE-CAP VALUE FUND
WILMINGTON SMALL-CAP CORE FUND
of WT Mutual Fund

Supplement dated August 31, 2006 to the Institutional Shares Prospectus dated November 1, 2005 and the Investor Shares Prospectus dated December 20, 2005
     On page 5 of each of the Investor Shares Prospectus and the Institutional Shares Prospectus, the bar chart with respect to the Wilmington Large-Cap Core Fund is deleted and replaced in its entirety by the following:
Annual Total Returns for Calendar Years Since Inception
Performance Years
     On page 11 of each of the Investor Shares Prospectus and the Institutional Shares Prospectus, the bar chart with respect to the Wilmington Small-Cap Core Fund is deleted and replaced in its entirety by the following:
Annual Total Returns for Calendar Years Since Inception
Performance Years
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.